EXHIBIT 10.2

The following officers have entered into the Form Indemnification Agreement filed by the Company with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, as of the date indicated below:

OFFICER                 DATE
----------------  -----------------

T. Gary Trimm     September 5, 2004
Warren Neuburger  September 5, 2004
Greg Wilson       February 1, 2005


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